[DESCRIPTION]    ANNUAL REPORT TO THE SHAREHOLDERS

Page 1>
                             ANNUAL REPORT


                           For the Year Ended
                             June 30, 1998


                            AMTRUST VALUE FUND




                            TABLE OF CONTENTS


2    Performance               History of Fund Performance

3    Financial Highlights      Detailed Per Share Values plus key ratios

4    Financial Statements      Statements of Assets & Liabilities,
                               Operations, & Changes in Net Assets.

6    Notes                     Footnotes to the Financial  Statements

Page 2>


                            Performance Data *

                              Total Return    Avg Annual    Avg Annual
                               1 Yr Ended     Return last    Return
                                 6/30/98         3 yrs      Inception(d)

AmTrust Value Fund.(a).........  (18.62)%      ( 7.77)%      ( 2.90)%
Russell 2000 Small Cap Index(b)   16.51 %       18.84 %       15.29 %
S&P 500 Index(c)...............   30.09 %       30.14 %       23.17 %

(a) The Fund began on August 19, 1993. Performance figures included any applicable dividends.

(b) The Russell 2000 is an unmanaged index of approximately 2000 small cap stocks, ranging in value of shares, from $50 million to $600 million. Since the Fund is a "small cap fund", management of the Fund feels that Fund performance should more appropriately be compared to the Russell 2000 (Return is the price percentage change of the index during the period, including any applicable dividends).

(c) The S&P 500 Index is an unmanaged group of stocks considered to be representative of the stock market in general(Return includes any applicable dividends).

(d) Average Annual Return from August 31, 1993 until June 30, 1998, including any applicable dividends.

*  Past Performance is no guarantee of future results.


Page 3>


                            FINANCIAL HIGHLIGHTS

                                              For the Fiscal Year Ended
                                                6/30/98       6/30/97
                                              (Unaudited)

Net Asset Value, Beginning of Period             $ 9.40      $ 10.75
Income From Investment Operations:
  Net investment income (loss)                    (0.07)       (0.13)
  Net realized & unrealized gains (losses)
            on securities                         (1.68)       (0.87)
                                                  ------       ------
  Total from investment operations                (1.75)       (1.00)
Less Distributions:
  Distributions from realized gains               (0.00)       (0.35)
                                                  ------       ------
Net Asset Value, End of Period                   $ 7.65       $ 9.40
                                                  ======       ======
Total return for the period                      (18.62) %    (10.75) %

Ratios/Supplemental Data
Net assets at the end of the period              $ 0.00  $745,668.95
Ratio of expenses to average net assets            1.61         1.60
Ratio of net investment  income (loss)
           to avg net assets                      (1.05)       (1.32)
Portfolio turnover rate                              69 %         33 %
Average commission rate paid per share            .0651        .0576
Shares outstanding at end of period               0.000   79,357.902


              The accompanying notes are an integral part of these
                            financial statements

Page 4>

                            Financial Statements
                    Statement of Assets and Liabilities
                             As of June 30, 1998
                                (Unaudited)

Assets:
  Investments at market Value  (Cost $ 0.00)                $ 0.00
  Accounts Receivables                                        0.00
  Cash                                                        0.00
                                                           -------
      Total Assets                                            0.00
                                                           -------
Liabilities:
  Accounts Payable - Mangement Fees                           0.00
  Accounts Payable - Custodial Fees                           0.00
                                                           -------
      Total Liabilities                                       0.00
                                                           -------
Net Assets(equivalent to $0.00 per share, based on
            0.000 shares outstanding)                       $ 0.00
                                                           =======

Net Asset Value Per Share
      (Last redemption net asset value per share)          $  7.65
                                                           =======
Net Assets Consist of:
  Capital Stock, $0.001 par value; 0.000 shares issued
                 & outstanding                              $ 0.00
  Paid-in Capital                                       183,408.66
  Retained Earnings - Unappropriated                   (183,408.66)
                                                        ----------
  Net assets applicable to shares outstanding               $ 0.00
                                                           =======

            The accompanying notes are an integral part of these
                        financial statements

-----------------------------------------------------------------------

                           Statement of Operations
                      For the Year Ended June 30, 1998
                                 (Unaudited)

Investment income:
  Interest income                               $ 147.56
  Dividend income                               2,860.91
                                                --------
  Total investment income                                   $3,008.47

Operating expenses:
  Management fees (Note 2)                      8,639.12
  Bad Debt                                         45.08
                                                --------
  Total operating expenses                                   8,684.20
                                                             --------
Net investment income (loss)                               ( 5,675.73)
Net realized and unrealized gain (loss)
    on securities: (Note 5)
  Realized Loss on sale of securities        (122,296.41)
  Change in unrealized appreciation             9,038.99
                                             -----------
  Net realized and unrealized gain on securities          (113,257.42)
                                                          ------------
Net increase in net assets resulting from operations    $ (118,933.15)
                                                          ===========

              The accompanying notes are an integral part of these
                          financial statements

Page 5>

                     Statement of Changes in Net Assets
             For the Years Ended June 30, 1998, 1997 and 1996


                                  (Unaudited)
Increase(Decrease) in Net Assets:   06/30/98      06/30/97     06/30/96
Operations:
  Net investment income (loss)    ( 5,675.73)  ( 10,006.07)  ( 5,076.21)
  Net realized gain(loss)
      on  securities             (122,296.41)  (133,673.40)  183,502.21
  Net change in unrealized
    appreciation or (depreciation)
    in securities                   9,038.99     64,006.73  (136,820.19)
                                 -----------    ----------  ------------
  Net increase in net assets
    from operations              (118,933.15)   (79,672.74)   41,605.81

Distributions to shareholders:
  From net investment income            0.00          0.00         0.00
  From net realized gains               0.00   ( 26,472.98) ( 51,711.04)
                                    --------   ------------ ------------
  Net decrease from Distributions       0.00   ( 26,427.98) ( 51,711.04)

From Capital Share Transactions: (Note 4)
  Proceeds from shares issued      29,647.38    129,863.08   165,861.09
  Reinvestment of dividends and
    capital gains distributions         0.00     26,427.98    51,711.04
  Payments for shares redeemed   (656,383.18)  (136,153.16) (100,598.94)
                                 ------------  ------------ ------------
  Net From Fund Share
    Transactions                 (626,735.80)    20,137.90   116,973.19
                                 ------------    ---------   ----------
Total Increase(Decrease)
    in Assets                    (745,668.95)   (85,962.82)  106,867.96

Net Assets:
  Beginning of Fiscal Year        745,668.95    831,631.77   724,763.81
                                  ----------    ----------   ----------

End of Year                             0.00    745,668.95   831,631.77
                                   =========    ==========   ==========


            The accompanying notes are an integral part of these
                          financial statements


Page 6>

                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1: Significant Accounting Policies

AmTrust Investors, Inc. (the "Fund") was incorporated under the laws of the State of Texas as of January 25, 1993 as an open-end diversified management company under the Investment Company Act of 1940. The Fund's inception date was August 19, 1993.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement and highlights.

SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or, if no such closing price is available, at the last bid price quoted on such day. The value of securities and other assets for which no market quotations are readily available are determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in sixty
(60) days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to shareholders at least annually substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Dividends to shareholders are recorded on the ex-dividend date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective ecurities.


NOTE 2:  Investment Advisory Services

The Fund has entered into an Investment Advisory Agreement with AmTrust Capital Resources, Inc. for investment management that provides for the payment of a monthly fee, calculated daily, at the current annual rate of one and one-half percent (1.5%) of the previous thirty-day moving average of the daily net assets of the Fund. The Current rate will remain in effect until the Fund's thirty-day moving average exceeds two million dollars, at which time the rate will drop by .05%. The rate will continue to drop by .05% for specified dollar increases in the Fund's thirty-day moving average until it's greater than ten million dollars, at which time the rate will be fixed at 1.25% of the Fund's thirty-day moving average. Certain officers and directors of the Fund are also officers, directors and shareholders of the Investment Advisor. The Investment Advisor was paid $8,639.12 in management fees for the period ended June 30, 1998.


NOTE 3:  Distributions to Shareholders

On December 31, 1996, a distribution of $.3538 per share aggregating $26,427.98 was declared from net realized gains from investment transactions (including $.2871 per share applicable to short-term gains that are taxable to shareholders as ordinary income dividends) accumulating through October 31, 1996. The dividend was paid on
December 31, 1996, to shareholders of record on December 31, 1996.   The
were no dividend or capital gain distributions during the fiscal year ended June 30, 1998.

NOTE 4:  Capital Share Transactions

As of June 30, 1998, there were 10,000,000 shares of $.001 par value capital stock authorized and 886,031.341 unissued shares and no shares outstanding. Transactions in capital stock for the years ended June 30, 1998 and 1997 were as follows:

	                      Fiscal Year Ended          Fiscal Year Ended
                       	June 30, 1998              	June 30, 1997
                	Total Shares	Dollar Amount	  Total Shares	Dollar Amount
                         (Unaudited)
Shares Issued       3,332.296   $29,647.38      13,212.845  $129,863.08
Shares Issued from
   reinvestment
   of dividends         0.000         0.00       2,750.041    26,427.98
Shares Redeemed   (82,690.198) (656,383.18)   ( 13,994.606)  136,153.16)
                   ----------   ----------      ----------   ----------
Net Increase
    (Decrease)     79,357.902 $(626,735.80)      1,968.280  $ 20,137.90
                  ===========  ============    ===========   ==========

NOTE 5:  Investment Transactions

Purchases and sales of investment securities were $355,033.89 and $981,558.94, respectively, for common stocks. Realized capital gains
were $203,895.76.  Realized capital losses were $326,192.17.   Net
realized losses on the sale of investments (cost basis) for the period
ended June 30, 1998, was $122,296.41.   This amount represents the net
decrease in value of investments held during the year. The net realized losses on investments was entirely from long transactions. As of June 30, 1998, there was no unrealized appreciation or depreciation of securities since the fund held no securities or assets at the end of the year. There are no undistributed net realized gains on investment transactions as of June 30, 1998.



CORPORATE HEADQUARTERS:
109-A Teakwood
Victoria, Texas  77901
(512)  575-5254


BOARD OF DIRECTORS(INTERIM):
Jimmy Baker, Interim President


INVESTMENT ADVISOR:
AmTrust Capital Resources, Inc.
109-A Teakwood
Victoria, Texas  77901


TRANSFER & DIVIDEND PAYING AGENT:
AmTrust Capital Resources, Inc.


INDEPENDENT AUDITOR:
Michael S. Klingle
119 Amhurst
Victoria, Texas 77904


LEGAL COUNSEL:
Mickey Pachta
210 Brocton
Victoria, Texas  77904


RETIREMENT ACCOUNT TRUSTEE:
Sterling Trust Company
PO Box 2526
Waco, Texas  76702